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                                                                   Exhibit 10.23

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                    GROVE WORLDWIDE LLC, GROVE CAPITAL, INC.,

                          CERTAIN SUBSIDIARY GUARANTORS

                                       AND


                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                   as Trustee

                                    ---------

                             AMENDMENT TO INDENTURE



                           Dated as of May ____, 2000


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                             AMENDMENT TO INDENTURE

      AMENDMENT TO INDENTURE dated as of May 11, 2000 among Grove Worldwide LLC, a Delaware limited liability company (the "Issuer"), Grove Capital, Inc., a Delaware corporation (the "Co-Issuer" and, together with the Issuer, the "Issuers"), Crane Acquisition Corp., a Delaware corporation ("Crane Acquisition"), Crane Holding Inc., a Delaware corporation ("Crane Holding"), National Crane Corp., a Delaware corporation ("National Crane"), Grove Finance LLC, a Delaware limited liability company ("Grove Finance") and Grove U.S. LLC, a Delaware limited liability company ("Grove US" and, together with Crane Acquisition, Crane Holding, National Crane and Grove Finance, the "Subsidiary Guarantors") and the United States Trust Company of New York, as trustee (the "Trustee"), to the Indenture (the "Indenture") dated as of April 29, 1998 among the Issuers, the Subsidiary Guarantors and the Trustee.

                              W I T N E S S E T H:

      WHEREAS, the Issuers and the Subsidiary Guarantors previously executed and delivered to the Trustee the Indenture providing for the issuance of certain Senior Subordinated Notes due 2008 (the "Notes") pursuant to the Indenture.

      WHEREAS, Section 9.01 of the Indenture, "Without Consent of Holders of Notes," provides that the Issuers, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture, the Subsidiary Guarantees or the Notes without the consent of the Holders of Notes with respect to certain matters therein identified, including to cure any ambiguity, defect or inconsistency;

      WHEREAS, all conditions necessary to authorize the execution and delivery of this Amendment and to make this Amendment valid and binding have been complied with or have been done or performed.

      NOW, THEREFORE, in consideration of the above premises, and in order to comply with the terms of Section 9.01 of the Indenture, the Issuers, Subsidiary Guarantors and Trustee agree as follows:

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                                                                               2


                                   ARTICLE ONE
                                   AMENDMENTS

      SECTION 1.01. Article 11 of the Indenture is hereby amended by adding a new Section 11.07 at the end of Article 11:

      SECTION 11.07 RELEASE OF GUARANTEES FOLLOWING THE DESIGNATION OF A SUBSIDIARY GUARANTOR AS AN UNRESTRICTED SUBSIDIARY.

      In the event that the Company designates a Subsidiary Guarantor to be Unrestricted Subsidiary in accordance with the terms of the Indenture, then such Subsidiary Guarantor shall be released and relieved of any obligations under its Guarantee. Upon delivery to the Trustee by the Company of an Officer's Certificate to the effect of the foregoing, the Trustee shall execute any documents reasonably required in order to evidence the release of any Subsidiary Guarantor from its obligations under its Guarantee.

      SECTION 1.02. Section 5 of the Form of Supplemental Indenture To Be Delivered by Subsequent Subsidiary Guarantors attached as Exhibit F to the Indenture is hereby amended by adding the following new subsection (c) at end of
Section 5:

      (c) In the event that the Company designates a Guarantor to be Unrestricted Subsidiary in accordance with the terms of the Indenture, then such Guarantor shall be released and relieved of any obligations under its Subsidiary Guarantee. Upon delivery to the Trustee by the Company of an Officer's Certificate to the effect of the foregoing, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantee.


                                   ARTICLE TWO
                                  MISCELLANEOUS

      SECTION 2.01. All of the terms and conditions of the Indenture, as modified by this Amendment, shall remain in full force and effect.

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                                                                               3


      SECTION 2.02. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Amendment or of the Indenture shall not in any way be affected or impaired thereby.

      SECTION 2.03. This Amendment shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

      SECTION 2.04. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Issuers, the Subsidiary Guarantors and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and the year first above written.


                                            GROVE WORLDWIDE LLC


                                            By: /s/ JEFFRY D. BUST
                                               ---------------------------------
                                                Name: Jeffry D. Bust
                                                Title: Chairman and CEO


                                            GROVE CAPITAL, INC.


                                            By: /s/ JEFFRY D. BUST
                                               ---------------------------------
                                                Name: Jeffry D. Bust
                                                Title: Chief Executive Officer
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                                                                               4


                                            CRANE ACQUISITION CORP.


                                            By: /s/ JEFFRY D. BUST
                                               ---------------------------------
                                                Name: Jeffry D. Bust
                                                Title: Chief Executive Officer


                                            CRANE HOLDING INC.


                                            By: /s/ JEFFRY D. BUST
                                               ---------------------------------
                                                Name: Jeffry D. Bust
                                                Title: Chief Executive Officer


                                            NATIONAL CRANE CORP.


                                            By: /s/ JEFFRY D. BUST
                                               ---------------------------------
                                                Name: Jeffry D. Bust
                                                Title: Chief Executive Officer


                                            GROVE FINANCE LLC


                                            By: /s/ JEFFRY D. BUST
                                               ---------------------------------
                                                Name: Jeffry D. Bust
                                                Title: Chief Executive Officer

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                                                                               5


                                            GROVE U.S. LLC


                                            By: /s/ JEFFRY D. BUST
                                               ---------------------------------
                                                Name: Jeffry D. Bust
                                                Title: Chief Executive Officer


UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

By: /s/ JOHN GUILIANO
   -----------------------------
    Name: John Guiliano
    Title: Vice President